SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : March 15, 2001

                           Commission File No. 0-21955



                                 M&A WEST, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                                          84-1356427
 ------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                       1519 Edgewood, Liberty, Texas 77575
                     --------------------------------------
                    (Address of principal executive offices)


                                 (936) 336-6700
                             ----------------------
                            (Issuer telephone number)

Item 5.     Other Events.

     Effective February 1, 2001, Patrick Greene entered into a three year employment agreement to serve as the company's chief executive officer. Mr.
Greene had been serving as the company's interim chief executive officer. Mr. Greene, 57, is involved with several Internet companies and has practiced as a certified public accountant.

Item 7.     Financial Statements and Exhibits

(c)  Exhibits:

     Exhibits             Description
     --------             ------------
      10.1               Employment Agreement with Patrick Greene

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                        M&A WEST, INC.

     March 15, 2001
                                         /s/ Patrick R. Greene
                                         ------------------------------------
                                         Patrick R. Greene
                                         Chairman and Chief Executive Officer